United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 26, 2017

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2017, the Board of Directors of Fidelity National Information Services, Inc. (“FIS”) appointed Louise M. Parent to its Board of Directors to serve until the next annual meeting of shareholders of the Company, or until her earlier death, resignation or removal, increasing the number of Directors from nine to ten.

Parent served as Executive Vice President & General Counsel of American Express Company for over twenty years before retiring from that position in December 2013. At American Express she played key roles in corporate transactions, business initiatives, regulatory relationships, executive leadership and corporate governance. She is currently Of Counsel to the international law firm of Cleary Gottlieb Steen & Hamilton LLP.

Parent also currently serves on the Supervisory Board and Risk and Integrity Committees of Deutsche Bank AG and the Board, Audit and Compensation Committees of Zoetis, Inc., a publicly traded company spun off by Pfizer in 2013. She is a Director of the Calvary Fund of Calvary Hospital and a Member of the Council of Foreign Relations and Economic Club in New York.

Additional information about Parent is included in the Company’s press release issued on November 1, 2017, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with joining FIS’ Board of Directors, Parent will receive a one-time grant of equity valued at $150,000 with half in the form of time-based option awards and half in the form of time-based restricted stock. Parent will also participate in the compensation program for non-management directors as described in the Director Compensation section of FIS’ Proxy Statement for its Annual Meeting of Shareholders held on May 31, 2017, filed with the U.S. Securities and Exchange Commission on April 21, 2017.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release dated November 1, 2017.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: November 1, 2017	By:	/s/ Marc M. Mayo
		Name:	Marc M. Mayo
		Title:	Executive Vice President and
Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated November 1, 2017.